                                                                   EXHIBIT 10.10

                         SUBSCRIBER SERVICES AGREEMENT
                         -----------------------------

     1.   SERVICES.  The individual or entity specified on the Customer Profile
          --------
("Subscriber") has requested and, pursuant to the terms and conditions of this Subscriber Services Agreement ("Agreement"), Apollo Travel Services Partnership ("Apollo") will provide to Subscriber the Services specified on each Services Designator. This Agreement will apply to additional Services by agreement of the parties without the necessity of signing a contract amendment.

     2.   TERM.  This Agreement will commence on the above Contract Effective
          ----
Date and will expire [*] thereafter. Locations may not be added to this Agreement without Apollo's prior written consent. The term of this Agreement for any approved added Location will commence on the first day of the month in which Services commence and expire [*] thereafter. Notwithstanding anything to the contrary in this Agreement, provisions which by their nature and intent should survive its expiration or termination, including, but not limited to, those relating to confidentiality, liquidated damages, Software license restrictions, and risk of loss, shall so survive.

     3.   CHARGES; PRODUCTIVITY PROGRAM.  Subscriber will pay to Apollo all
          -----------------------------
charges (plus taxes and other governmental assessments directly applicable to the provision of Services by Apollo) assessed by Apollo in accordance with this Agreement; provided, however, the Monthly Fixed Charges specified on each Services Designator are subject to the following productivity program:

          A. Commencing on the Contract Effective Date and continuing for 0 months ("Discount Months"), a 100% discount shall apply to Subscriber's Monthly Fixed Charges.

          B. Thereafter, each month Apollo will calculate Subscriber's average Monthly Fixed Charges during the prior 12 months ("Average Monthly Fixed Charge") and will multiply such Average Monthly Fixed Charge by [*]. The product thereof will equal Subscriber's booking target ("Target Bookings"); provided, however, in no event will the Target Bookings be less than [*].

          C. Each month Apollo will also calculate the monthly average number of Apollo Bookings made by Subscriber during the prior 12 months ("Average Bookings"). If Subscriber's Average Bookings meet or exceed its Target Bookings as calculated in accordance with paragraph B above, and Subscriber is meeting all of its obligations under the Agreement, Apollo will apply a 100% discount to Subscriber's Monthly Fixed Charges for the prior month. If Subscriber's Average Bookings are less than its Target Bookings, then Subscriber will pay Apollo a fee for the prior month equal to $[*] ("Shortfall Fee") multiplied by the difference between the Average Bookings and the Target Bookings.

          D. Where calculations are performed less than 12 months after the Contract Effective Date, they will be based on the months that have elapsed since the Contract Effective Date. The calculations hereunder will be based solely on Apollo's records.

By signing below, the parties acknowledge their acceptance of the terms and conditions of this Agreement and its attachments.

SUBSCRIBER:  PREVIEW TRAVEL ONLINE,   APOLLO TRAVEL SERVICES PARTNERSHIP
INC.

Signature: /s/ David Lambert          Signature:  /s/ Cindy Fay
          ------------------------               -------------------------------

                                                 _______________________________

Printed Name: David Lambert           Printed Name: /s/ Cindy Fay
              --------------------                  ----------------------------


Title: President                      Title: Contract Specialist Supervisor
      ----------------------------          ------------------------------------


Date: September 25, 1997              Date:  September 30, 1997
     -----------------------------          ------------------------------------

     [*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.   DEFINITIONS.  For purposes of this Agreement, each of the following
          -----------
terms shall have the meaning specified.

          A. "Apollo Booking" means a booking for the services of an air, car, hotel, cruise or tour vendor that participates in Apollo Services, less cancellations thereof, which (i) is made by Subscriber or a Client User directly via the Services; (ii) results in a fee payable directly or indirectly by the vendor to Apollo; (iii) is not speculative, fictitious, or made solely for the purpose of achieving productivity-based booking objectives; and (iv) with respect to passive air bookings, has a BK, GK or HK status code.

          B. "Client User" means a third party for whom Subscriber provides travel-related services and whose use of the Services is authorized and governed by this Agreement. A Client User may not include any ARC appointed travel agency or a vendor of a computerized reservation system.

          C. "Documentation" means all manuals, operating procedures, instructions, guidelines, and other materials provided by Apollo to Subscriber, including oral instruction and electronic formats.

          D. "Location" means the address, as specified on a Services Designator, at which Services are provided by Apollo.

          E. "Services" means the Apollo Reservations and Ticketing Service (also referred to as "Apollo Services") and related products, including all software provided hereunder ("Software"), hardware, Documentation, support, and such other services licensed, leased or provided to Subscriber by Apollo.

          F. "Transaction" means a message accessing Apollo Services that is transmitted by Subscriber or a Client User.

     2.   PROVISION OF SERVICES.  Apollo will provide the Services to
          ---------------------
Subscriber, which shall include a license to use the Software provided hereunder. Apollo will deliver and install the hardware and provide access to Apollo Services, provided that Subscriber has, at its own expense, made any construction, wiring or other modification necessary to install and connect the Services.

     3.   USE OF SERVICES.
          ---------------

          A. Subscriber will utilize the Services strictly in accordance with the Documentation. Prohibited uses include servicing or training any third party other than a Client User; making speculative, duplicative or fictitious bookings; accessing with Apollo hardware the reservation system of any air carrier that does not participate in Apollo Services; and any other use which may be prohibited by Apollo. Subscriber must limit access to the Services to its employees, agents and Client Users having a need for such access and may not disclose or make the Services, including Apollo displays, available to any other third party. Subscriber is responsible for ensuring that its Client Users adhere to all terms of this Agreement.

          B. If Subscriber licenses Apollo's Selective Access/Global Access product, Subscriber may authorize another Apollo subscriber to access the client records entered into Apollo Services by Subscriber; provided, however (i) Apollo shall have no responsibility or liability whatsoever with respect to such authorization or access; and (ii) Apollo may restrict such access immediately upon written notice to Subscriber.

          C. Apollo will provide repair and maintenance services for the Apollo hardware. Subscriber is prohibited from performing repair and maintenance on the Apollo hardware itself or through a third party. Subscriber shall be responsible for all costs and expenses of repair required for any reason other than ordinary, authorized use. Subscriber may not disconnect the Services.

          D. Apollo may, at its discretion, enhance or modify a Service and may offer new Services to Subscriber. Subscriber's use of any enhanced, modified or new Service will constitute its agreement to the terms and conditions pertaining to such use.

     4.   CHARGES.  Subscriber shall pay all invoices within 10 days of invoice
          -------
date. Past due balances will accrue interest at the maximum rate permitted by law. Payments returned for insufficient funds or other reasons will be assessed Apollo's current fee therefor. All charges are subject to change, and Apollo may assess fees for new Services and for Services which are currently provided at no charge.

     5.   LICENSE RESTRICTIONS.  Subscriber may not copy, reproduce or duplicate
          --------------------
the Software and related Documentation or any portion thereof, except to the extent reasonably necessary for backup purposes. Subscriber may not modify, alter, disassemble, reverse assemble, reverse compile, or reverse engineer the Software or any portion thereof. The Software is the proprietary information and trade secret of Apollo, its licensors, or such other third party with whom Apollo has a distributorship agreement, or the licensors of such third parties (collectively referred to as "Licensor"). All licenses for Software provided hereunder terminate upon expiration or any termination of the Agreement.

     6.   RISK OF LOSS.  Subscriber has no ownership, right or title in or to
          ------------
any Service, and may not remove identifying marks from the Services or subject same to any lien or encumbrance. Subscriber accepts full responsibility for loss or damage to the Services and, in the event thereof, Subscriber must pay Apollo the insurance value therefor as specified on the Services Designator.

     7.   THIRD PARTY PRODUCTS.  Any product not provided by Apollo ("Third
          --------------------
Party Product") which sends Transactions to or interfaces with Apollo Services may only do so through a certified platform as identified in an Apollo Services profile. Apollo shall have no liability whatsoever with respect to Third Party Products and Subscriber shall indemnify and hold harmless Apollo for all claims against Apollo resulting from or related to a Third Party Product. In order to protect or maximize the operability of Apollo Services, Apollo may require that Subscriber temporarily or permanently discontinue its use of any Third Party Product.

     8.   WARRANTIES.
          ----------

          A. APOLLO MAKES NO WARRANTY WHATSOEVER WITH RESPECT TO THE SERVICES OR ANY PRODUCT OR SERVICE PROVIDED BY APOLLO, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          B. Subscriber represents and warrants that no written or oral representation or warranty made or information furnished by Subscriber to Apollo, including the Customer Profile, contains any untrue statement of material fact.

     9.   LIMITATION OF LIABILITY.  Apollo shall not be liable for and
          -----------------------
Subscriber hereby waives and releases Apollo, its owners, officers, directors, employees, agents, successors and assigns from all obligations and liabilities and all rights, claims and remedies of Subscriber against them, express or implied, arising by law or otherwise, due to any defects, errors, malfunctions, performance, failure to perform, or use of the Services, or any part thereof, or for interruptions of service, including any liability or claim in tort, for acts of Apollo's subcontractors, or for loss of revenue, profits or data, or any other direct, indirect, incidental, special or consequential damages.

     10.  TERMINATION FOR CAUSE.
          ---------------------

          A. If either party (the "Defaulting Party") becomes insolvent; if the other party (the "Insecure Party") has evidence that the Defaulting Party is not paying its bills when due without just cause; if a receiver of the Defaulting Party's assets is appointed; if the Defaulting Party takes any step leading to its cessation as a going concern; or if the Defaulting Party ceases to do business or otherwise ceases or suspends operations for reasons other than an event of force majeure, then the Insecure Party may immediately terminate this Agreement on written notice to the Defaulting Party or may require that certain conditions are met in order to avoid such termination.

          B. If Subscriber fails to perform or observe any of its obligations hereunder, and such failure continues for a period of five business days after written notice to Subscriber (except in any circumstance where a cure is impossible in which case there shall be no cure period), then without prejudice to any other rights or remedies of Apollo, including the right to recover liquidated damages, all or any of the rights of Subscriber under this Agreement shall, at the option of Apollo, be terminated, reduced or restricted.

          C. If Apollo terminates this Agreement for cause, or if Subscriber terminates this Agreement other than for cause, then Subscriber shall pay to Apollo all amounts of promotional support as specified on each Services Designator, and Subscriber shall reimburse Apollo for any charges waived or discounted by Apollo prior to the termination.

     11.  INDEMNIFICATION.  Subscriber shall indemnify and hold harmless Apollo,
          ---------------
its owners, officers, directors, employees, agents, successors and assigns, against and from any and all liabilities, damages, losses, expenses, claims, demands, suits, fines or judgments, including reasonable attorneys' fees, costs and expenses incident thereto, which may be incurred by Apollo by reason of any loss, damage, or destruction of property, including loss of use thereof, whether in contract or tort, law or equity, arising out of or in connection with any act, failure to act, error or omission of Subscriber, its owners, officers, directors, employees or agents in the performance or failure of performance of its obligations under this Agreement.

     12.  LIQUIDATED DAMAGES.  If Apollo terminates this Agreement for cause,
          ------------------
or if Subscriber terminates this Agreement other than for cause, then Subscriber shall pay to Apollo liquidated damages as follows: (a) 80% of the product of the Target Bookings at the time of termination multiplied by the number of months remaining under the term of this Agreement ("Remaining Months") multiplied by the Shortfall Fee; plus (b) 80% of the product of the total amount of Variable Charges billed during the month preceding termination multiplied by the Remaining Months; plus (c) Apollo's then-current Deinstallation Charge for removal of Services.

     13.  CONFIDENTIALITY.  Subscriber shall not disclose the trade secrets and
          ---------------
proprietary and confidential information of Apollo, including, but not limited to, the provisions of this Agreement; provided, however, either party may share the terms of this Agreement with its accountant and attorney strictly on a need-to-know basis. Subscriber shall not use the name, logo or product names of Apollo in brochures, proposals, contracts or other publicly disseminated materials without first securing Apollo's written approval.

     14.  GOVERNING LAW; JURISDICTION.  This Agreement and any disputes arising
          ---------------------------
under or in connection with this Agreement shall be governed by the internal laws of the State of Illinois, without regard to its conflicts of laws principles. All actions brought to enforce, arising out of or relating to this Agreement shall be brought and tried in federal or state courts located within the County of Cook, State of Illinois, and the parties hereby consent to submit to the personal jurisdiction of such courts and to venue therein.

     15.  SALE AND ASSIGNMENT.  Subscriber may not assign this Agreement without
          -------------------
the prior written consent of Apollo, which consent shall not be unreasonably withheld. In the event Subscriber sells substantially all of its assets, but fails to secure Apollo's consent to assign this Agreement, Subscriber will remain liable to Apollo to perform all of its obligations hereunder, including the obligation to pay any and all charges specified in this Agreement.

     16.  GENERAL.
          -------

          A. Except for Subscriber's payment obligations hereunder, neither party shall be deemed to be in default or liable for any delays if and to the extent that performance is delayed or prevented by force majeure.

          B. Apollo or its agent shall have the right to enter upon any Location during normal business hours for the purpose of (i) monitoring, inspecting, or repairing the Apollo hardware; (ii) monitoring the users' operation of the Services; and (iii) removing the Services upon termination of this Agreement.

          C. Nothing in this Agreement is intended or shall be construed to create any agency, partnership or joint venture relationship between the parties.

          D. The failure of Apollo to exercise or its waiver or forbearance of any right or privilege under this Agreement shall not be construed as a subsequent waiver or forbearance of any such term or condition.

          E. Any notice permitted or required to be given hereunder shall be sent by first class mail, postage prepaid, or by any more expedient written means to the address of Subscriber as specified on the Customer Profile; notices to Apollo shall be sent to: Apollo Travel Services Partnership, 2550 West Golf Road, Suite 900, Rolling Meadows, IL 60008, ATTN: ATSZX-Contract Notices.

          F. If any provision of this Agreement is held invalid or otherwise unenforceable, the enforceability of the remaining provisions will not be impaired thereby.

     17.  ENTIRE AGREEMENT.  This Agreement, together with any attachments now
          ----------------
or hereafter made, each of which is, without further affirmation, added to and made a part hereof, constitutes the entire agreement and understanding of the parties on the subject matter hereof and, as of the Contract Effective Date, supercedes all prior written and oral agreements between the parties, excluding amounts due Apollo which may have accrued under a prior agreement. In the event that the provisions of an attachment conflict with any terms herein, then the provisions of the attachment shall control.